between
                     MART and F.Patrick Hughes and MART and Paul F.
Robinson

      FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

          THIS FIRST AMENDMENT TO THE EMPLOYMENT
AGREEMENT (this "Amendment") is made this 1st day of December, 1995, by and between F. PATRICK HUGHES (the "Executive") and
MID-ATLANTIC REALTY TRUST (the "Company") .

     EXPLANATORY NOTE

          The Executive and BTR Realty, Inc ("BTR") entered into an Employment Agreement (the "Employment Agreement") on October 1, 1992. BTR merged with and into the Company on September 13, 1993, and the Company assumed all of the obligations of BTR under the Employment Agreement. The Company and the Executive now desire to amend the Employment Agreement in the manner described below.

          NOW, THEREFORE, the Company and the Executive agree as follows:

          1. Clause (i) of Section 4.1(a) is hereby amended by deleting such clause in its entirety and substituting the following in lieu thereof :

               "(i) the close of business on the second anniversary following the date the Corporation notifies the Executive in writing of termination of the Executive's employment under this Agreement,"

          2. Section 4.1.(b) of the Employment Agreement is deleted in its entirety.

          3. Section 4.5.(a) of the Employment Agreement is amended by deleting the semi-colon in the first sentence thereof and replacing it with a period, and by deleting the remainder of such Section in its entirety.

          4.   All other terms and provisions of the Employment
Agreement shall continue in full force and effect, without modification, except as specifically set forth herein.

          IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.

ATTEST:                       MID-ATLANTIC REALTY
TRUST


Patricia R. Paulson             By:  /s/ LeRoy E. Hoffberber
                                   LeRoy E. Hoffberger,
                                   Chairman of the Board
WITNESS:


_______________________________    /s/ F. Patrick Hughes
                                   F. Patrick Hughes

C62131a.609


      FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

          THIS FIRST AMENDMENT TO THE EMPLOYMENT
AGREEMENT (this "Amendment") is made this 1st day of December, 1995, by and between PAUL F. ROBINSON (the "Executive") and
MID-ATLANTIC REALTY TRUST (the "Company") .

     EXPLANATORY NOTE

          The Executive and BTR Realty, Inc ("BTR") entered into an Employment Agreement (the "Employment Agreement") on October 1, 1992. BTR merged with and into the Company on September 13, 1993, and the Company assumed all of the obligations of BTR under the Employment Agreement. The Company and the Executive now desire to amend the Employment Agreement in the manner described below.

          NOW, THEREFORE, the Company and the Executive agree as follows:

          5. Clause (i) of Section 4.1(a) is hereby amended by deleting such clause in its entirety and substituting the following in lieu thereof :

               "(i) the close of business on the second anniversary following the date the Corporation notifies the Executive in writing of termination of the Executive's employment under this Agreement,"

          6. Section 4.1.(b) of the Employment Agreement is deleted in its entirety.

          7. Section 4.5.(a) of the Employment Agreement is amended by deleting the semi-colon in the first sentence thereof and replacing it with a period, and by deleting the remainder of such Section in its entirety.

          8.   All other terms and provisions of the Employment
Agreement shall continue in full force and effect, without modification, except as specifically set forth herein.

          IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.

ATTEST:                       MID-ATLANTIC REALTY
TRUST


Patricia R. Paulson             By:  /s/ LeRoy E. Hoffberber
                                   LeRoy E. Hoffberger,
                                   Chairman of the Board
WITNESS:


_______________________________     /s/ Paul F. Robinson
                                   Paul F. Robinson